SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                  June 5, 2002
                Date of Report (Date of earliest event reported)


                              REGENCY GROUP LIMITED
             (Exact name of registrant as specified in its charter)


           NEVADA                       000-26687                88-0429812
(State or other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)


                         8930 E. Raintree Dr. Ste: 100
                             Scottsdale, AZ. 85260
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 480-682-1210


          (Former name of former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT:

     On May 31, 2002 the Board of Directors disclosed a change in control of the Officers and Directors of Regency Group Limited/Energy River Corporation. It named Terry W. Neild as CEO and Director, Pamela Michie as Corporate Secretary and Edward Heisler as Director.

ITEM 5. OTHER EVENTS:

     The company Regency Group Limited has changed it's name to Energy River Corporation. The new stock symbol will be ERVC. This change will be in effect on June 10, 2002.

     On May 31st, 2002 the Shareholders voted to change our Auditing Firm to Epstein, Weber & Conover, P.L.C. Certified Public Accountants.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REGENCY GROUP LIMITED


Dated: April 12, 2002                     By: /s/ Terry W. Neild
                                             ----------------------------------
                                             Terry W. Neild